This Instrument Was Prepared By:	The maximum principal
Jeffrey R. King	indebtedness for Tennessee
Stites & Harbison, PLLC	recording tax purposes is
401 Commerce Street, Suite 800	$23,569,000.00
Nashville, Tennessee 37219

DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENt and fixture filing

THIS INSTRUMENT IS ALSO A UNIFORM COMMERCIAL CODE FINANCING STATEMENT WHICH IS BEING FILED AS A FIXTURE FILING IN ACCORDANCE WITH TENNESSEE CODE ANNOTATED SECTION 47-9-502(c). THE COLLATERAL DESCRIBED IN THIS DEED OF TRUST INCLUDES GOODS THAT ARE, OR MAY BECOME AFFIXED TO THE REAL PROPERTY DESCRIBED HEREIN. THE NAMES AND ADDRESSES OF THE DEBTOR (GRANTOR) AND THE SECURED PARTY (BENEFICIARY) ARE SET FORTH BELOW.

PURSUANT TO TENNESSEE CODE ANNOTATED SECTION 47-28-104, NOTICE IS HEREBY GIVEN THAT THIS DEED OF TRUST SECURES OBLIGATORY ADVANCES AND IS FOR COMMERCIAL PURPOSES. THIS DEED OF TRUST ALSO SECURES OPTIONAL ADVANCES WHICH ARE NOT OBLIGATORY.

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (“Deed of Trust”), executed the date hereinafter written, by 23HUNDRED, LLC, a Delaware limited liability company, (“Grantor”), with a mailing address of 3200 West End Avenue, Suite 500, Nashville, Tennessee 37203, in favor of JEFF KING, TRUSTEE a resident of Williamson County, Tennessee (“Trustee”), for the use and benefit of FIFTH THIRD BANK, an Ohio banking corporation with a mailing address of 424 Church Street, Suite 600, Nashville, Tennessee 37219-3325 (“Beneficiary”).

WITNESSETH:

WHEREAS, Grantor desires to secure repayment of the indebtedness described in Section 2 hereof by a conveyance of the Premises (hereinafter defined); and

WHEREAS, Beneficiary accepts the benefits of this Deed of Trust;

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the Grantor and Beneficiary agree as follows:

1.           Premises. Grantor has this day bargained and sold, and does hereby transfer, assign and convey unto Trustee, all of Grantor’s right, title and interest in and to the following described property and property rights (whether now owned or hereafter acquired by Grantor) and all replacements and additions thereto (hereinafter referred to collectively as the “Premises”):

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The real property more particularly described on Exhibit A attached hereto and incorporated herein by reference;

TOGETHER with all buildings, structures and other improvements now or hereafter located on all or any part of the Premises;

TOGETHER with all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Premises;

TOGETHER with any and all tenements, hereditaments, easements and appurtenances, reversions and remainders pertaining to the Premises;

TOGETHER with all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature, now or hereafter located in, on or under the Premises or any part thereof and used or usable in connection with any present or future operation of the Premises;

TOGETHER with any and all leases and contracts affecting the Premises both presently existing and hereafter arising, and all rents, income, or profits which are now due or may hereafter become due by reason of the renting, leasing or bailment of all or part of the Premises, all of which are hereby assigned to Beneficiary as further security for the repayment of the indebtedness described in Section 2 hereof; and

TOGETHER with any and all awards or payments, including interest thereon, and the right to receive the same, as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, or (c) any other injury to, taking of, or decrease in the value of, the Premises, to the extent of all amounts which may be secured by this Deed of Trust at the date of any such award or payment including but not limited to the reasonable and actual attorneys’ fees, costs and disbursements incurred by the Trustee and/or the Beneficiary in connection with the collection of such award or payment.

TO HAVE AND TO HOLD the foregoing Premises and rights hereby granted to the use and benefit of Trustee, his successors and assigns forever.

2.           Trust Created; Indebtedness Defined. This conveyance is made IN TRUST in order to secure prompt payment in full of the following described obligations (hereinafter the Secured Indebtedness):

(a)      The prompt payment when due (whether at maturity or upon the acceleration of maturity) of indebtedness for borrowed money in the aggregate principal amount of Twenty Three Million Five Hundred Sixty-Nine Thousand and No/100 Dollars ($23,569,000.00), together with interest thereon evidenced by a promissory note in the amount of $23,569,000.00 payable to Beneficiary executed by Grantor. This Deed of Trust secures payment of the indebtedness evidenced by said promissory Notes, principal and interest, and any extensions, modifications and/or renewals thereof and any notes given in payment of any such principal and/or interest (all of the foregoing are sometimes hereinafter collectively referred to as the “Note”).

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(b)      All sums advanced by Beneficiary to Grantor or expended by Beneficiary in order to preserve, protect or enhance the value of the Premises pursuant to the terms of this Deed of Trust, or as set forth in any of the other loan documents executed in connection herewith, or otherwise, with interest thereon at the same rate as is provided in the Notes, and the faithful performance of all terms and conditions contained herein, all of which Grantor agrees to pay to Beneficiary ON DEMAND.

(c)      The prompt payment of all court costs, expenses, interest (at the highest lawful rate) and costs of whatever kind incident to the collection of any indebtedness secured hereby and the enforcement or protection of the lien created by this conveyance (including without limitation reasonable attorney’s fees), all of which Grantor agrees to pay to Beneficiary ON DEMAND.

(d)       The prompt payment when due of any and all other indebtedness of Grantor to Beneficiary, direct or contingent, however evidenced or denominated, and however or whenever incurred, including, without limitation, any letters of credit issued by Beneficiary for the benefit of Grantor.

3.           Assignment of Rents. Grantor hereby assigns to Lender all rents, revenues, incomes and profits of the Premises, including those now or hereafter due, subject only to the condition that Beneficiary shall not collect such rents, revenues, incomes and profits so long as Grantor is not in default under the Deed of Trust. Upon default, Beneficiary may notify any tenant of the Premises of its intent to exercise its rights under this assignment. Grantor agrees that commencing upon delivery of such notice, any tenant of the Premises shall pay all accrued and subsequent rents to Beneficiary or Beneficiary’s agents, without any liability on the part of tenant to inquire further as to the existence of a default by Grantor. Beneficiary’s right to receive such rents shall not be affected by the institution of any bankruptcy, reorganization or insolvency proceedings by or against Grantor. The Grantor appoints the Beneficiary as his attorney-in-fact for the purpose of endorsing his name on any checks or drafts which represent rents, revenues, incomes or profits of the Premises. Should the Premises be involved in any insolvency, receivership, bankruptcy, or other proceedings affecting the possession of said Premises, it is further covenanted and agreed that Trustee or Beneficiary shall be entitled to all of the rents, issues and profits realized from or during any such proceedings, whether or not there shall exist a default under the Deed of Trust. Such rents shall be treated as cash collateral.

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4.           Security Agreement. This document is intended, among other things, to be a security agreement. Accordingly, Grantor hereby grants to Beneficiary a security interest in all accounts, machinery, apparatus, goods, equipment, building materials, personal property, fixtures, general intangibles, issues and profits presently existing and hereafter acquired, which are located on, used in connection with, or relate to the Premises, and all proceeds (including insurance proceeds), thereof. Grantor agrees to execute and deliver financing statements covering said property from time to time in such form as Beneficiary may require to perfect a security interest therein. Grantor shall pay all costs and transfer taxes required to be paid in order to file such financing statements in the appropriate place or places. This Deed of Trust shall constitute a financing statement for purposes of local filing requirements. Without the prior written consent of Beneficiary, Grantor shall not create or suffer to be created, pursuant to the Uniform Commercial Code, any other security interest in said accounts, machinery, apparatus, goods, equipment, building materials, personal property, fixtures, general intangibles, issues and profits including replacements and additions thereto and the proceeds thereof. Upon the occurrence of an Event of Default or Grantor’s breach of any other covenants or agreement between the parties entered into in conjunction herewith, Beneficiary shall have the remedies of a secured party under the Uniform Commercial Code and, at Beneficiary’s option, the remedies provided for in this Deed of Trust. In the event Grantor has executed a separate security agreement with respect to the personality granting Beneficiary a security interest therein, the terms of this document shall be read to complement rather than contradict such other security agreement.

5.           Additional Representations, Covenants and Warranties of Grantor. Grantor further represents to Beneficiary and covenants and agrees with the Beneficiary as follows:

(a)      Title. Grantor warrants that Grantor has a good title to the Premises, and is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Grantor will forever warrant and defend the title to the Premises unto Trustee against the claims of all persons whomsoever; and that the Premises are unencumbered except as set forth on Exhibit B hereto.

(b)      No Liens or Assessments. Grantor will not suffer or permit any lien (other than the lien of this Deed of Trust), lis pendens, attachment, cloud on title or assessment (other than current taxes not delinquent) to encumber the Premises. Beneficiary has not consented and will not consent to the performance of any work or the furnishing of any materials which might be deemed to create a lien or liens superior to the lien hereof.

(c)      Insurance. Grantor shall keep the Premises insured for the benefit of Beneficiary against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other such hazards, in an amount equal to one hundred percent (100%) of full insurable value of the Premises. All insurance shall be in form and substance satisfactory to and issued by insurance companies approved by Beneficiary. Grantor hereby assigns and shall deliver to Beneficiary, as collateral and further security for the payment of the Secured Indebtedness, all policies of insurance which insure against any loss or damage to the Premises, with loss payable to Beneficiary, without contribution by Beneficiary, pursuant to the New York Standard or other mortgagee clause satisfactory to Beneficiary.

In the event of a foreclosure of this Deed of Trust, the purchaser of the Premises shall succeed to all the rights of Grantor, and to all policies of insurance hereby assigned to Beneficiary.

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Should any loss occur to the insured Premises, Beneficiary is hereby appointed attorney-in-fact for Grantor to make proof of loss if Grantor fails to do so promptly, and to receipt for any sums collected under said policies, which sums, or any part thereof, at the option of Beneficiary, may be applied either as payment on the Secured Indebtedness or to the restoration or repair of the Premises so damaged or destroyed. Grantor promptly will give written notice to Beneficiary of any loss or damage to the Premises and will not adjust or settle such loss without the written consent of Beneficiary. In the event of any default under this Deed of Trust or the Notes, all right, title and interest of Grantor in and to any insurance policies then in force, and particularly to the unearned premiums therein and existing claims thereunder, shall pass to Beneficiary, which, at its option and as attorney-in-fact for Grantor, may make, settle and give binding acquittances for claims under said policies and may assign and transfer said policies or cancel and surrender the same applying any unearned premiums in such manner as it may elect. In case of Grantor’s failure to keep the Premises so insured, Beneficiary or its assigns, may, at its option (but shall not be required to) effect such insurance at Grantor’s expense.

In the event of any conflict between the terms of this Section 5(c) and Section 10 of the Construction Loan Agreement (the “Loan Agreement”) executed by the parties of even date herewith, the terms of the Loan Agreement shall control.

(d)      Preservation and Maintenance of the Premises. Grantor shall maintain the Premises in good condition and repair, shall not commit or suffer any waste, impairment or deterioration of the Premises, and shall comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental authority relating to the Premises or any part thereof. Subject to the provisions of paragraph 5(f), Grantor shall promptly repair, restore, replace or rebuild any part of the Premises, now or hereafter encumbered by this Deed of Trust, which may be affected by any eminent domain or condemnation proceeding. No part of the Premises, including but not limited to, any building, structure, parking lot, driveway, landscape scheme, timber or other ground improvement, equipment or other property, now or hereafter conveyed as security pursuant to this Deed of Trust, shall be removed, demolished or materially altered without the prior written consent of Beneficiary. Grantor shall complete within a reasonable time and pay for any building, structure or other improvement at any time in the process of construction on the Premises herein conveyed. Grantor shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Premises or any part thereof, without the prior written approval of Beneficiary, not to be unreasonably withheld, conditioned or delayed. Trustee and/or Beneficiary and any persons authorized by Trustee and/or Beneficiary shall have the right to enter and inspect the Premises and access thereto shall be permitted for that purpose.

(e)      Protection of Beneficiary’s Security. If Grantor fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which materially adversely affects Beneficiary’s interest in the Premises, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a debtor under applicable bankruptcy laws, then Beneficiary, at Beneficiary’s option, without notice to Grantor, may make such appearances, disburse such sums and take such action as is reasonably necessary to protect Beneficiary’s interest. Any reasonable amounts disbursed by Beneficiary pursuant to this Deed of Trust, with interest thereon, shall become additional Secured Indebtedness of Grantor secured by this Deed of Trust. Unless Grantor and Beneficiary agree to other terms of payment, such amounts shall be payable upon notice from Beneficiary to Grantor requesting payment thereof, and shall bear interest from the date of disbursement at the highest contract rate permissible by applicable law at such time. Nothing contained in this Article or in this Deed of Trust shall require Beneficiary to insure the Premises, maintain or renew policies of insurance, pay taxes, discharge liens, pay any expense or do any act whatsoever to protect or preserve the Premises.

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Additionally, Beneficiary shall have the right, but not the obligation, after the Notice and Cure Period (as defined in the Loan Agreement), to enter onto the Premises or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Material (as defined hereinafter) on the Premises or the violation of any Environmental Laws (as defined hereinafter) upon its receipt of any notice from any person or entity asserting the existence of any Hazardous Material or violation of any Environmental Laws on or pertaining to the Premises which, if true, could result in an order, suit or other action against Grantor affecting any part of the Premises by any governmental agency or otherwise which, in the sole opinion of Beneficiary could jeopardize Beneficiary’s security under this Deed of Trust. All reasonable costs and expenses incurred by Beneficiary in the exercise of any such rights shall be secured by this Deed of Trust and shall be payable by Grantor upon demand, together with interest thereon at a rate equal to the highest interest rate payable under the documents and instruments evidencing the Secured Indebtedness. Any action taken hereunder by Beneficiary shall be taken for the sole purpose of protecting Beneficiary’s security hereunder and shall not be interpreted as evidence of any management or ownership interest on Beneficiary’s part.

(f)      Eminent Domain or Condemnation. Notwithstanding any taking of any part of the Premises by eminent domain, alteration of the grade of any street or other injury to, or decrease in value of, the Premises, by any public or quasi-public authority or corporation, Grantor shall continue to pay principal and interest on the Secured Indebtedness, and any reduction in the Secured Indebtedness resulting from the application by Beneficiary of any award or payment for such taking, alterations, injury or decrease in value of the Premises, as hereinafter set forth, shall be deemed to take effect only on the date of such receipt; and said award or payment may, at the option of Beneficiary, be retained and applied by Beneficiary toward payment of the Secured Indebtedness, or be paid over, wholly or in part, to Grantor for the purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Premises, or for any other purpose or object satisfactory to Beneficiary, but Beneficiary shall not be obligated to assume the proper application of any amount paid over to Grantor. If, prior to the receipt by Beneficiary of such award or payment, the Premises shall have been sold on foreclosure of this Deed of Trust, Beneficiary shall have the right to receive said award or payment to the extent of any deficiency found to be due upon such sale, with interest thereon at the maximum nonusurious rate of interest permitted to be charged at the time, whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered or denied, and to the extent of the reasonable counsel fees, costs and disbursements incurred by Beneficiary in connection with the collection of such award or payment.

(g)      Inspection. Beneficiary may make or cause to be made reasonable entries upon and inspections of the Premises.

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(h)      Transfer of the Premises. In the absence of the Beneficiary’s prior written consent, if all or any part of the Premises or any interest therein is sold, transferred, encumbered or restricted, including, without limitation, (a) the creation of a lien, charge, restriction or encumbrance against the Premises whether or not subordinate to this Deed of Trust, (b) the execution of a contract to sell, lease or otherwise dispose of all, part of, or any interest in, the Premises, unless contingent upon Beneficiary’s consent, or (c) the filing of any tax lien, judgment lien or any other type of lien against the Premises which is not discharged or contested as provided in the Loan Agreement, Beneficiary may, at any time after Beneficiary acquires actual knowledge of the actual or attempted sale, transfer, disposition, encumbrance or restriction subject to the Notice and Cure Period in the Loan Agreement, declare all Secured Indebtedness to be immediately due and payable. Notwithstanding the foregoing, Lender agrees to promptly review easements that are customary in the development of projects similar to the Project, including without limitation utility easements, and to grant its consent to such easements, provided that they are reasonably acceptable to Beneficiary in form and substance. Further, transfers of membership interests in the borrowing entity (i) to family members or other entities or trusts for family members for estate and planning purposes or pursuant to divorce settlement, (ii) among the members, (iii) upon death and (iv) which in the aggregate do not exceed 49% and so long as control is still vested in Manager, shall be permitted without prior approval or fee. For the avoidance of doubt, it shall not be deemed an Event of Default if there is a transfer of any interest of any entity which owns a direct or indirect interest in Borrower, if Todd Jackovich, Tim Harvey and Jeff Hepper continue to own, in the aggregate, the same percentage interest, directly or indirectly, in Borrower as such parties owned, in the aggregate, on the date hereof.

(i)      Discharge Liens. Grantor will promptly pay and settle or cause to be removed all claims or liens against all or any part of the Premises which affect the rights of Beneficiary hereunder or, at Beneficiary’s option, will provide Beneficiary with acceptable security for the satisfaction thereof, and Grantor will appear in and defend any action or proceeding purporting to affect the Premises or the lien of this Deed of Trust or the rights or powers of Beneficiary hereunder, and Grantor will pay all expenses incidental thereto; and if it shall become necessary for Beneficiary to bring or defend any action to protect or establish any of its rights hereunder, Grantor will pay (in addition to costs and expenses allowed by law), the reasonable costs of bringing or defending such action, including reasonable and actual attorney’s fees. In the event acceleration of payment of the unpaid portion of the Secured Indebtedness hereby is declared, but no sale is made, or if Beneficiary elects not to pursue its other remedies at law or in equity, such acceleration shall be held for naught, and the Secured Indebtedness shall be deemed to mature as originally provided in the instruments evidencing the Secured Indebtedness, but without waiving the right of Beneficiary again to declare a default for the same or a different event of default.

(j)      Rents During Insolvency Proceeding. Should the Premises be involved in any insolvency, receivership, bankruptcy, or other proceedings affecting the possession of said Premises, it is further covenanted and agreed that Trustee or Beneficiary shall be entitled to all of the rents, issues and profits realized from or during any such proceedings, whether or not there shall exist a default under this Deed of Trust. Such rents shall be treated as cash collateral.

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(k)      Payment of Secured Indebtedness. To pay to the Beneficiary, when due, the interest, principal and other sums constituting the Secured Indebtedness.

(l)      Tax and Insurance Escrow. If required by Beneficiary, to make monthly deposits with Beneficiary, in a non-interest bearing account, at the same times as installments of principal and/or interest are payable, of a sum equal to one twelfth (1/12th) of the estimated yearly taxes and assessments levied or to be levied against the Property and insurance premiums, all as estimated by Beneficiary. Such deposits shall be applied by Beneficiary to the payment of such taxes and assessments and insurance premiums when due. Any insufficiency of such account to pay such taxes, assessments and insurance premiums when due shall be payable by Borrower on demand. Upon any default in the payment of the indebtedness secured hereby, Beneficiary may apply any funds in said account to any obligation then due under this deed of trust. Beneficiary shall have the right to hold the said deposits, without interest or earnings, in any manner which Beneficiary selects and may commingle the deposits in common accounts with other money held by Beneficiary. If the amount of the deposits held by Beneficiary shall exceed at any time the amount deemed necessary by Beneficiary to provide for such taxes, assessments, and insurance, as they fall due, such excess shall be credited to Borrower in such manner as Beneficiary may determine. Upon payment in full of all sums secured by this deed of trust, Beneficiary shall credit to Borrower any of such deposits then held by Beneficiary. Beneficiary may at any time hereafter at its option waive, and after such waiver reinstate, any and all of the provisions of this paragraph with respect to the making of monthly deposits for estimated yearly taxes, assessments and insurance premiums by notifying Borrower of such waiver or reinstatement. While any such waiver is in effect Borrower will pay taxes, assessments and insurance premiums for which monthly deposits have been waived when the same become due.

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(m)      Compliance with Laws; No Hazardous Waste. Except as set forth in the Loan Agreement, Grantor represents, warrants and agrees that (a) no Hazardous Material (as hereinafter defined) has been used or placed on the Premises in violation of any applicable Environmental Laws (as hereinafter defined); (b) no notice has been received with regard to any Hazardous Material on the Premises; (c) the Premises are presently in compliance with all Environmental Laws; (d) no action, investigation or proceeding is pending or to Grantor’s knowledge threatened which seeks to enforce any right or remedy against Grantor or the Premises under any Environmental Law; (e) Grantor shall permit no installation or placement of Hazardous Material on the Premises in violation of Environmental Laws; (f) Grantor shall permit no release of Hazardous Material onto or from the Premises; (g) Grantor shall cause the Premises to comply with applicable Environmental Laws and shall keep the Premises free and clear of any liens imposed pursuant to any applicable Environmental Laws; (h) all licenses, permits and other governmental or regulatory actions necessary for the Premises to comply with Environmental Laws (the “Permits”) shall be obtained and maintained and Grantor shall assure compliance therewith; and (i) Grantor shall give the Beneficiary prompt written notice if Grantor receives any notice with regard to Hazardous Material on, from or affecting the Premises and shall conduct and complete all investigations and all cleanup actions necessary to remove, in accordance with applicable Environmental Laws, such Hazardous Material from the Premises. Grantor shall indemnify and hold harmless the Beneficiary from and against all losses, expenses (including, without limitation, attorneys’ fees) and claims of every kind suffered by or asserted against Beneficiary as a direct or indirect result of (a) the presence on or release from the Premises of any Hazardous Material, whether or not caused by Grantor, (b) the violation of any Environmental Laws applicable to the Premises, whether or not caused by Grantor, (c) the failure by Grantor to comply fully with the terms and provisions of this paragraph, or (d) any warranty or representation made by Grantor in this paragraph being false or untrue in any material respect. For purposes of this Instrument, “Hazardous Material” means polychlorinated biphenyls, petroleum, flammable explosives, radioactive materials, asbestos and any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Environmental Laws or listed as such by the Environmental Protection Agency. “Environmental Laws” means any current or future governmental law, regulation or ruling applicable to environmental conditions on, under or about the Premises including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, The Superfund Amendment and Reauthorization Act of 1986, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, or the Tennessee Hazardous Waste Management Act. Grantor’s obligations under this paragraph shall survive a foreclosure of or exercise of power of sale under this Instrument or the delivery of a deed in lieu of foreclosure.

6.           Events of Default and Acceleration. The occurrence of any of the following events shall constitute an Event of Default hereunder:

(a)      A default shall occur in the payment of the principal of and/or interest on the Secured Indebtedness or any portion thereof when and as the same shall become due and payable, subject to any applicable notice and cure provisions contained in the Loan Agreement;

(b)      Grantor shall default in the payment and/or performance of its obligations under, or a default or event of default shall occur under, the Notes, this Deed of Trust, the Loan Agreement executed in connection herewith, or any other instrument or document now or hereafter further evidencing, securing or otherwise related to the Secured Indebtedness or any portion thereof, subject to any applicable notice and cure provisions contained in the Loan Agreement;

(c)      Grantor shall abandon the Premises;

(d)      Grantor shall cease to have legal existence or be liquidated, dissolved, partitioned or terminated, or its charter or certificate of authority thereof shall expire or be revoked;

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(e)      Grantor, or any other person or entity now or hereafter liable to pay all or any portion of the Secured Indebtedness (sometimes hereinafter referred to as an “Obligor”), shall fail to pay or admit in writing that it is generally not paying its debts as they become due, or make a general assignment for the benefit of creditors or commit any act of bankruptcy; or a receiver, trustee or other custodian shall be appointed for Grantor, any Obligor or any of the property thereof (including without limitation the Premises); or any proceedings under bankruptcy laws or other laws of general application to creditors shall be brought by or against Grantor or any Obligor; or Grantor or any Obligor shall file for any form of reorganization or arrangement under any bankruptcy law; provided that any involuntary bankruptcy brought against Grantor or Obligor shall not be an Event of Default if dismissed within sixty (60) days of the filing thereof;

(f)      should any material representation or warranty of Grantor herein contained, or contained in any instrument, transfer, conveyance, assignment or loan agreement given with respect to the Secured Indebtedness, reasonably appear to be untrue or misleading in any material aspect;

(g)      should any federal or state tax lien or claim of lien for labor or material be filed of record against Grantor or the Premises and not be removed by payment or bond within thirty (30) days from date of recording; or

(h)      subject to any applicable notice, cure or grace period, the Grantor fails to make any payment due on any indebtedness or security or any event shall occur or any condition shall exist in respect of any indebtedness or security of the Grantor, or under any agreement securing or relating to such indebtedness or security, the effect of which is to cause or to permit any holder of such indebtedness or other security or a trustee to cause (whether or not such holder or trustee elects to cause) such indebtedness or security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

Upon the occurrence of any Event of Default described in subparagraph (e) hereof, the Secured Indebtedness shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, Beneficiary at any time thereafter may, at its option, accelerate the maturity of the Secured Indebtedness; all without notice of any kind.

7.           Remedies. Upon the occurrence of any Event of Default and the acceleration of the maturity of the Secured Indebtedness, the Beneficiary, or other agent of the Beneficiary, or the Trustee may take any one or more of the following actions:

(a)      enter upon and take possession of the Premises without applying for or obtaining the appointment of a receiver;

(b)      employ a managing agent of the Premises and let the same, either in Trustee’s own name, in the name of Beneficiary or in the name of Grantor, and receive the rents, incomes, issues and profits of the Premises and apply the same, after payment of all necessary charges and expenses, on account of the Secured Indebtedness;

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(c)      pay any sums in any form or manner deemed expedient by Beneficiary to protect the security of this Deed of Trust or to cure any Event of Default other than payment of interest or principal on the Secured Indebtedness;

(d)      foreclose this Deed of Trust. The Trustee hereunder, or his agent or successors, at the request of the Beneficiary, or the representatives or assigns of the Beneficiary, after giving notice of the time and place of sale by publication of such at least three (3) different times in some newspaper published in the county in which the Premises are primarily situated, the first of which publications shall be at least twenty (20) days previous to said sale, shall, at the date and time stated in the notice, and at the door of the County Courthouse in said County at which foreclosure sales are customarily held or at the election of Beneficiary at the Premises, proceed to sell the Premises at public auction for cash (or for credit against the Secured Indebtedness if the Beneficiary is the highest bidder) or upon such other terms that are satisfactory to Trustee and Beneficiary, and in bar of the equity of redemption and all rights of redemption, statutory or otherwise (including, without limitation, those rights of redemption contained in Tennessee Code Annotated Section 66-8-101 et seq.), homestead, dower, elective share, rights of appraisement or valuation, and all other rights and exemptions of every kind, all of which are hereby waived. Trustee shall apply the proceeds from such sale - First to the payment of all costs and expenses of such sale, including attorney and trustee fees and expenses incurred in connection with the sale and Grantor’s default; Second, to the payment of the Secured Indebtedness, including any and all advances made under the terms hereof with interest thereon; Third, the surplus, if any, to the parties legally entitled thereto. In the event the Trustee cannot determine the person or persons to whom the surplus should be paid or a controversy exists with respect to the surplus, the Trustee may pay the surplus into a court of competent jurisdiction in an interpleader action and all expenses of such action, including legal fees incurred by Beneficiary and Trustee, shall be paid from the surplus or, if the surplus is insufficient, by Grantor.

In accordance with Tennessee Code Annotated Section 35-5-101, Trustee shall send to Grantor (and any co-debtor) on or before the date of the first publication of the notice of sale referenced above, a copy of the notice required in Tennessee Code Annotated Section 35-5-104.

The foreclosure sale may be adjourned from time to time by Trustee, or his agent or successors, at the place of sale on the date the sale is originally set, or on the date of any adjournment thereof, and may be reset at a later date or dates, by announcement without any additional publication.

Beneficiary or Beneficiary’s designee may purchase the Premises at any sale. In the event Beneficiary purchases the Premises at the Trustee’s sale, to the extent Beneficiary’s bid price exceeds the Secured Indebtedness, Beneficiary shall pay Trustee cash equal to such excess.

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The Premises or any part thereof may be sold in one parcel, or in such parcels, manner or order as Beneficiary in its sole discretion may elect, and one or more exercises of the power herein granted shall not extinguish or exhaust the power unless the entire Premises are sold or the Secured Indebtedness paid in full.

Trustee may delegate, in his sole discretion, any authority possessed under this instrument, including the authority to conduct a foreclosure sale. Without limiting the foregoing, Trustee may retain a professional auctioneer to preside over the bidding, and the customary charge for the auctioneer’s services shall be paid from sale proceeds as an expense of sale.

Following a Trustee’s sale of the Premises, Trustee shall deliver to the purchaser a Trustee’s Deed conveying the property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee’s Deed shall be prima facie evidence of the truth of the statements made therein.

Grantor further agrees that in case of any sale hereunder, it will at once surrender possession of the Premises, and will from that moment become and be the tenant at will of the purchaser, and removable by process as upon a forcible and unlawful detainer suit, hereby agreeing to pay such purchaser the reasonable rental value of the Premises after such sale plus all expenses, including legal fees, incurred by the purchaser.

Neither the Beneficiary or the Trustee shall be required to give any notice of the foreclosure sale to the Grantor.

(e)      institute appropriate proceedings of foreclosure in equity or at law. Upon the institution of such proceedings, Trustee shall, upon application therefor, without notice, be entitled to have a receiver appointed to take possession of the Premises, and Trustee or Beneficiary shall be entitled to all of the rents, issues and profits arising therefrom during the pendency of any such foreclosure proceedings.

(f)      take any other action it may be legally entitled to take to protect its rights.

8.           Miscellaneous Provisions.

(a)      Trustee’s Compensation. Trustee is and shall be entitled to reasonable compensation for all services rendered hereunder, or in connection with the trust herein provided, and in addition, Trustee shall be entitled to receive a reasonable sum for an examination of the title at the date of sale to assure himself as to what person is entitled to receive any surplus which may remain after discharging the liens hereby created. Trustee’s compensation, together with any and all necessary and reasonable expenses, charges, counsel fees, including fees for legal advice concerning his rights and duties in the Premises, and other disbursements incurred by Trustee in discharge of his duties as such, shall be a further charge and lien upon said Premises and enforced as part of the Secured Indebtedness.

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(b)      Substitute Trustee. Beneficiary shall at any time and from time to time have the irrevocable right to remove Trustee herein named without notice or cause and to appoint his successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in Tennessee (or any other state where the Premises may be located), and in the event of the death or resignation of Trustee herein named, Beneficiary shall have the right to appoint his successor by such written instrument, and, without conveyance of the Premises, any Trustee so appointed (“Substitute Trustee”) shall be vested with the title to the Premises, and shall possess all the powers, duties and obligations herein conferred on Trustee in the same manner and to the same extent as though he were named herein as Trustee. Neither the original Trustee nor any Substitute Trustee shall be required to make bond, oath or file an inventory.

(c)      Future Advances. Upon request of Grantor, and at Beneficiary’s option prior to release of this Deed of Trust, Beneficiary may make future advances to Grantor. Such future advances, with interest thereon, shall be secured by this Deed of Trust unless the parties shall agree otherwise in writing.

(d)      Marshalling Not Required. If the Secured Indebtedness, or any part thereof, is now or hereafter further secured by chattel mortgages, other deeds of trust, security interests, pledges, contracts of guaranty, endorsements, assignments of leases or other securities, Beneficiary may, at its option, exhaust any one or more of said securities and the security hereunder either concurrently or independently, and in such order as it may determine, and Beneficiary shall not be required to marshall assets.

(e)      Sale by Foreclosure of Prior Encumbrances. In the event that this Deed of Trust shall now or at any time after the date hereof be subordinate to any other encumbrance on the Premises, Grantor hereby agrees that the lien of this conveyance shall extend to the entire interest of Grantor in the Premises conveyed hereby, and shall extend to the interest of Grantor in the proceeds from any sale of the Premises, whether by foreclosure of any such prior encumbrance or otherwise, to the extent any such proceeds exceed the amount necessary to satisfy such prior encumbrance(s). Any trustee or other person conducting any such sale or foreclosure is hereby directed to pay such excess proceeds to Beneficiary to the extent necessary to pay the Secured Indebtedness in full, notwithstanding any provision to the contrary contained in any prior encumbrance.

(f)      Extensions, Etc. Beneficiary may without the consent of any other parties, agree to extend the time for payment of all or any part of the Secured Indebtedness, or reduce, rearrange or otherwise modify the terms of payment thereof, or accept a renewal note or notes therefor, without notice to or the consent of any junior lienholder or any other person having an interest in the premises subordinate to the lien of this Deed of Trust. No such extension, reduction, modification or renewal shall affect the priority of this Deed of Trust or impair the security hereof in any manner whatsoever, or release, discharge or otherwise affect in any manner the personal liability of Grantor to Beneficiary or the liability of any other person now or hereafter liable for payment of the Secured Indebtedness or any part thereof.

(g)      Further Assurances. Grantor agrees to furnish Trustee and Beneficiary with such further instrument, documents and certificates and to take such further actions as Beneficiary may deem necessary or desirable in order to perfect and/or maintain the perfection and priority of the lien of this Deed of Trust on the Premises.

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(h)      Greater Estate. In the event that Grantor is the owner of a leasehold estate or any other estate less than a fee simple with respect to any portion of the Premises and, prior to the satisfaction of the Secured Indebtedness and the cancellation of this Deed of Trust of record, Grantor obtains any greater estate or interest in the Premises, then such greater estate shall automatically and without further action of any kind on the part of Grantor pass to Trustee and be and become subject to the lien and all the terms of this Deed of Trust.

(i)      No Merger. Acquisition of the Premises by the Beneficiary shall not effect a merger of this Deed of Trust which shall not be released except by a Release of Lien executed by Beneficiary and filed in the appropriate public register’s office.

(j)      Modification of Deed of Trust; Waiver. No amendment to or modification of this Deed of Trust or waiver of any of the terms hereof shall be valid or effective unless the same is in writing signed by and between Grantor and Beneficiary (without necessity of joinder therein by the Trustee).

(k)      Time is of Essence. Grantor agrees that where, by the terms hereof or the Notes, a day is named or a time as fixed for the payment of any sum of money or the performance of any agreement, the time stated is an important part of the consideration and is of the essence of the whole contract.

(l)      Forbearance by Beneficiary Not a Waiver. Any indulgence or departure at any time and from time to time by Beneficiary from any of the provisions hereof, or of any obligation hereby secured, shall not modify the same or relate to the future or waive future compliance therewith by Grantor.

(m)      Remedies Cumulative. The rights of Trustee and Beneficiary, granted and arising under the clauses and covenants contained in this Deed of Trust, shall be separate, distinct and cumulative of other powers and rights herein granted and all other rights which Trustee and Beneficiary may have under any other loan documents or at law or in equity, and none of them shall be in exclusion of the others; and all of them are cumulative to the remedies for collection of indebtedness, enforcement of rights under security deeds, and preservation of security as provided at law. No act of Trustee or Beneficiary shall be construed as an election to proceed under any one provision herein or under the Notes to the exclusion of any other provisions, or an election of remedies to the bar of any other remedy allowed at law or in equity, anything herein or otherwise to the contrary notwithstanding.

(n)      Right to Bring Suit. Beneficiary shall have the right from time to time to sue for any sums, whether interest, principal or any installment of either or both, taxes, penalties, or any other sums required to be paid under the terms of this Deed of Trust, as the same become due, without regard to whether or not all of the Secured Indebtedness shall be due on demand, and without prejudice to the right of Trustee and/or Beneficiary thereafter to enforce any appropriate remedy against Grantor, including an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

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(o)      Appointment of Receiver. Grantor acknowledges the propriety of, and consents to, the appointment of a receiver for the Premises in the event that any action is commenced involving the premises or to foreclose or exercise the power of sale under this Deed of Trust.

(p)      Notice. Every provision for notice and demand or protest shall be deemed fulfilled by written notice personally served on one or more of the persons who shall at the time hold the record title to the Premises, or on their heirs or successors, or mailed by depositing it in any post office station or letter box, enclosed in a postpaid envelope addressed to such person or persons, or their heirs or successors, at his, their or its address last known to Trustee and/or Beneficiary, or addressed to the street address of the Premises; provided, notice of foreclosure shall be satisfied by the publication of notice of sale in the manner described in this Deed of Trust.

(q)      Governing Law. The validity, construction and effect of this Deed of Trust, the Notes and of any other writing executed in connection herewith or secured hereby shall be governed by the laws of the State of Tennessee.

(r)      Severability. If any provision(s) of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust and the application of such provision(s) to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

(s)      Successors and Assigns Bound; Captions; Grammatical Construction. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Beneficiary, Trustee and Grantor. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof. The words “Grantor”, “Beneficiary” and “Trustee” whenever used herein shall include all individuals, corporations (and if a corporation, its officers, employees, agents or attorneys) and any and all other persons or entities, and the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and all those holding under any of them, and the pronouns used herein shall include, when appropriate, either gender and both singular and plural.

(t)      Additional Filings. Grantor hereby authorizes Beneficiary to file for recordation an Addendum to this Deed of Trust noting an increase in the amount of the Secured Indebtedness and paying any additional transfer taxes as may be due in respect thereof.

(u)      Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing with respect to any and all fixtures located on the Premises.

[Remainder of page intentionally left blank. Signatures on following page.]

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IN WITNESS WHEREOF, Grantor has executed this Deed of Trust on the 18th day of October, 2012.

GRANTOR:

23HUNDRED, LLC, a Delaware limited liability company

By:	BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company, as its sole Member and Manager

	By:	Stonehenge 23Hundred JV Member, LLC, a Tennessee
limited liability company, as its Manager

		By:	Stonehenge 23Hundred Manager, LLC, a Tennessee
limited liability company, as its Manager

			By:	Stonehenge Real Estate Group, LLC, a
Georgia limited liability company,
as its Manager

				By:	/s/ Todd Jackovich
Todd Jackovich, as its Manager

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Exhibit A

Legal Description

Land located in the City of Berry Hill, Davidson County, Tennessee, being described in Deed Book 4065, page 206, Register’s Office for Davidson County, Tennessee, (“RODC”) and being more particularly described as follows:

Remote point of beginning being at the intersection of the South right of way of Bradford Avenue with the East right of way of Franklin Pike (8th Avenue South); thence North 71 degrees 0 minutes 43 seconds East 24.78 feet to a punch being the TRUE POINT OF BEGINNING; thence along said right of way of Bradford Avenue, North 71 degrees 00 minutes 43 seconds East a distance of 325.34 feet to a rebar; thence leaving said right of way and along Melpark Properties Management L.P. in Deed Book 11037, page 674, RODC, TN, South 18 degrees 32 minutes 05 seconds East a distance of 367.81 feet to a concrete monument on the North right of way of Melpark Drive; thence along said Melpark Drive the following courses and distances: South 71 degrees 04 minutes 25 seconds West a distance of 150.08 feet to a rebar; thence, South 74 degrees 00 minutes 07 seconds West a distance of 135.19 feet to a rebar; thence, South 71 degrees 07 minutes 14 seconds West a distance of 40.02 feet to a rebar, thence with a curve to the right having a radius of 25 feet; a central angle 89 degrees 58 minutes 46 seconds and an arc length of 39.26 feet to a concrete monument on the East right of way of Franklin Pike; thence along said right of way Franklin Pike, North 18 degrees 30 minutes 00 seconds West 310.77 feet to a rebar; thence with a curve to the right having a radius of 25 feet a central angle of 89 degrees 21 minutes 25 seconds and an arc length of 38.99 feet to the POINT OF BEGINNING; as shown on survey by Hopkins Surveying Group Drawing Number 2010-84-3 dated April 30, 2010.

Being the same property conveyed to 23Hundred, LLC by deed from Horsepower, J.V. of record as Instrument No. ____________________, Register’s Office for Davidson County, Tennessee.

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EXHIBIT B

Encumbrances

1.	Taxes for the year 2012 a lien, not yet due and payable.

2.	15 foot Easement for sewer adjacent to Bradford Avenue at the northeast corner of the premises as stated in Deed of record in Book 4065, Page 206, in the Register’s Office for Davidson County, Tennessee.

3.	Easement granted to Southern Bell Telephone & Telegraph Company of record in Book 4245, Page 488, in the Register’s office for Davidson County, Tennessee.

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